UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

LIONHEART HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42135	98-1778167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 573-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CUBWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CUB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CUBWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Lionheart Holdings (the “Company”) is announcing that it is focusing on a potential business combination with a target in Venezuela's upstream oil and gas sector, specifically brownfield redevelopment of mature producing fields. Such a business combination could provide participants with access to one of the world's largest hydrocarbon resource bases.

To support the execution of this strategy and to support future capital needs, the Company is negotiating a non-binding term sheet for a committed equity facility. Subject to certain conditions, including the execution of definitive documents, of which there can be no assurance of success, the facility would provide the right, but not the obligation, to raise up to $2.25 billion over a 24-month period. Proceeds may be used for the acquisition of oil producing assets in Venezuela, working capital and general corporate purposes. The facility does not represent committed cash; amounts and timing depend on market conditions, trading volume, and share price.

Important Information and Where to Find It

The Company has mailed to its shareholders of record as of May 15, 2026 a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of shareholders to be held on June 15, 2026 to approve an extension of time for the Company to complete an initial business combination through March 20, 2027 (“Extension Proposal”). Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: Lionheart Holdings, 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement, as well as other documents filed with the SEC, because these documents do and will contain important information about the Company and the Extension Proposal.

In connection with any proposed business combination, the Company expects to file relevant materials with the SEC, which may include a proxy statement, registration statement, and other documents. Investors and security holders are urged to read all such documents carefully and in their entirety when they become available, because they will contain important information about the Company, any target, and any proposed transaction. When available, these documents may be obtained free of charge at the SEC’s website or from the Company.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 25, 2026. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with a potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent, or authorization with respect to the Extension Proposal, any securities or in respect of a proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of securities will be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, without limitation, statements regarding the Company’s intended acquisition focus and strategy, any potential business combination, the anticipated benefits and structure of any such transaction, the targeted assets and capital vehicle, the regulatory and policy environment in Venezuela, and the expected timing of any of the foregoing. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Factors that may cause such differences include, among others: the risk that the approval of the shareholders of the Company of the Extension Proposal is not obtained; the inability to identify, negotiate, and consummate a business combination within the required time period; risks relating to U.S., Venezuelan, and international sanctions and the scope, continuation, or revocation of applicable governmental authorizations and licenses; geopolitical, regulatory, operational, and execution risks associated with energy assets in Venezuela; the availability of financing on acceptable terms, if at all; limitations on the Company’s ability to enter into, and if consummated, access capital under, its planned equity facility, including registration effectiveness and trading-volume and share-price constraints; redemptions by public shareholders; and the other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

Forward-looking statements speak only as of the date of this Current Report on Form 8-K and are not guarantees of future performance. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

No assurances can be made that the Company will successfully identify a potential business combination, whether with a target in Venezuela's upstream oil and gas sector or otherwise. Furthermore, even if a target is identified, there can be no assurance that the Company and the target will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to completion of due diligence, board and equityholder approval of both companies, regulatory approvals, and other customary conditions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONHEART HOLDINGS

Date: June 3, 2026	By:	/s/ Paul Rapisarda
Name: Paul Rapisarda
Title: Chief Financial Officer

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